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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                          SUPPLEMENT DATED JULY 2, 2012
                                       TO
              THE PROSPECTUSES DATED MAY 1, 2009 (AS SUPPLEMENTED)

This supplement describes changes to certain optional living and death benefit riders that will be effective for Pioneer PRISM, Pioneer PRISM L and Pioneer PRISM XC annuity contracts issued by MetLife Investors USA Insurance Company or ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 547-3793 to request a free copy. If applicable in the state your contract was issued, these changes are effective August 20, 2012.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses dated May 1, 2009 (as supplemented) for the contracts. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If applicable in your state and except as noted below, until further notice we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 17, 2012 if your contract was issued with one or more of the following optional riders:

     .    Guaranteed Withdrawal Benefits:

          .    Principal Guarantee

          .    LWG II

     .    Enhanced Death Benefit: EDB

You still will be permitted to transfer Account Value among the Investment Portfolios available with your contract and rider. If subsequent Purchase Payments will be permitted in the future, we will notify you in writing, in advance of the date the restriction will end.

Note: We will permit you to make a subsequent Purchase Payment when either of
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the following conditions apply to your contract: (a) your Account Value is below the minimum described in the "Purchase - Termination for Low Account Value" section of the prospectus; or (b) the rider charge is greater than your Account Value.

In addition, for IRAs (including annuity contracts held under Custodial IRAs), we will permit subsequent Purchase Payments up to your applicable annual IRS limits, provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment. We will permit subsequent Purchase Payments for Qualified Contracts (other than IRAs and annuity contracts held under Custodial IRAs), provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan.

                                                                     USAPRISM712

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If your contract was issued in one of the following states, this restriction
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does NOT apply and you may continue to make subsequent Purchase Payments at this
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time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey,
Oregon, Pennsylvania, Texas, Utah, or Washington.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:
MetLife Investors Distribution Company                 Telephone: (800) 547-3793
5 Park Plaza, Suite 1900, Irvine, CA 92614


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